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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K of Manufactured Home Communities, Inc. for the year ended December 31, 2003 (the "Annual Report"), I, Thomas P. Heneghan, President and Chief Executive Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


1. the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.











Date: March 10, 2004                       By: /s/ Thomas P. Heneghan
     ---------------                           ---------------------------------
                                           Thomas P. Heneghan
                                           President and Chief Executive Officer



 A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN
     PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC. AND WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC. AND FURNISHED TO THE SECURITIES AND
                 EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.